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                                                                   EXHIBIT 10.33

                            WOMEN.COM NETWORKS, INC.

                            STOCK PURCHASE AGREEMENT

        This STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made as of the ___ day of _________, 1999, by and between WOMEN.COM NETWORKS, INC., a Delaware corporation (the "COMPANY"), and HEARST COMMUNICATIONS, INC. ("PURCHASER").

        WHEREAS, the Company desires to issue, and Purchaser desires to acquire, stock of the Company as herein described, on the terms and conditions hereinafter set forth;

        WHEREAS, the issuances hereunder are intended to comply with the provisions of Rule 506 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "ACT").

           NOW THEREFORE, IT IS AGREED between the parties as follows:

        1. PURCHASE AND SALE OF STOCK. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, a whole number of shares of common stock of the Company equal to (I) the sum of (a) one-third (33.33%) of (i) the total number of shares of common stock of the Company actually sold in the Company's initial public offering (the "INITIAL PUBLIC OFFERING") (excluding any shares issuable upon exercise of any overallotment option granted to the underwriters of the Initial Public Offering) under a registration statement on Form S-1 (No. 333-78363) filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "ACT") plus (ii) the total number of shares of common stock sold in the Disney private placement as described in the registration statement plus (iii) the total number of shares of common stock sold to Torstar pursuant to that certain Amendment No. 1 to Stock Purchase Agreement dated September 3, 1999 (such shares as described in this subsection (a) are hereafter referred to as the "INITIAL PURCHASER STOCK"), plus (b) that number of shares of the common stock of the Company which could be purchased at the IPO Price (as defined in the next sentence) for $5 million (such shares being referred to hereafter as the "ADDITIONAL PURCHASER STOCK,") less (II) the total number of shares of common stock sold to Purchaser pursuant to that certain Amendment No. 1 to Stock Purchase Agreement dated September 3, 1999. The shares of common stock to be sold to Purchaser as determined by the prior sentence shall be referred to hereafter as the "STOCK." The term "IPO PRICE" means the initial price per share to the public of the common stock being offered in the Initial Public Offering, as reflected on the cover page of the final prospectus filed with the SEC pursuant to Rule 424(b) filed under the Act. The total purchase price for the Stock shall be the product of the total number of shares of Stock multiplied by the IPO Price. The closing hereunder (the "CLOSING"), including payment for and delivery of the Stock in cash shall occur at the offices of Cooley Godward LLP, counsel to the Company ("COMPANY COUNSEL"), 3000 Sand Hill Road, Building 3, Suite 230, Menlo Park, California 94025, concurrently with the closing of the Initial Public Offering, or at such other time and place as the parties may mutually agree.

        2. OPTION TO PURCHASE STOCK. Purchaser shall have the option ("OPTION") to purchase a number of shares equal to the product of (a) the ratio of (i) the number of shares, if any, purchased by the underwriters in the Initial Public Offering in connection with the exercise of any over-allotment option granted by the Company to (ii) the total number of shares sold in the Initial Public Offering and (b)


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the number of shares of Initial Purchaser Stock, at a per share price equal to the IPO Price (the "OPTION STOCK"). Upon exercise by the underwriters of their over-allotment option or portion thereof, Purchaser may exercise such Option in the same proportion exercised by the underwriters as determined above and in the same period of time as exercised by the underwriters. Upon receipt of notice from the underwriters that such entire over-allotment option or portion thereof shall be exercised, the Company shall immediately give notice to the Purchaser and the Purchaser shall then in the same period of time as the underwriters exercise the Option (or portion thereof as determined by the proportion exercised by the underwriters of their over-allotment option specified above) upon written or telegraphic notice by Purchaser to the Company setting forth the aggregate number of shares of the Option Stock as to which the Purchaser is exercising its Option. Delivery of certificates for the shares of Option Stock, and payment therefor, shall be made on the third business day after the exercise of such option at the offices of Company Counsel. Purchaser shall have no rights to exercise the foregoing Option except upon the last to occur of the (A) closing of the Initial Public Offering; (B) closing of the sale of Stock contemplated under Section 1, above; and (C) exercise of the underwriters' over-allotment option as described above.

        3. LIMITATIONS ON TRANSFER. Purchaser shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Stock or Option Stock except in compliance with the provisions herein and applicable securities laws. The Company and its transfer agent shall not be required (a) to transfer on its books any shares of Stock or Option Stock of the Company which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

        4. RESTRICTIVE LEGENDS. All certificates representing the Stock shall have endorsed thereon legends in substantially the following forms (in addition to any other legend which may be required by other agreements between the parties hereto):

                (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                (b) Any legend required by appropriate blue sky officials.

        5. PURCHASER REPRESENTATIONS. In connection with the purchase of the Stock, Purchaser represents to the Company the following:

                (a) Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. Upon its execution and delivery, this Agreement will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms.

                (b) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Stock and the Option Stock. Purchaser is purchasing the Stock and Option Stock, if any, for investment for Purchaser's own account only and not with a view to, or for resale in connection with, any "DISTRIBUTION" thereof within the meaning of the Act.


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                (c) Purchaser understands that the Stock and Option Stock, if any, have not been registered under the Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                (d) Purchaser further acknowledges and understands that the Stock and Option Stock, if any, must be held indefinitely unless it is subsequently registered under the Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the Stock or Option Stock. Purchaser understands that the certificate evidencing the Stock and the Option Stock will be imprinted with a legend which prohibits its transfer unless it is registered or such registration is not required in the opinion of counsel for the Company.

                (e) Purchaser is familiar with the provisions of Rule 144, under the Act, as in effect from time to time, which, in substance, permits limited public resale of "RESTRICTED SECURITIES" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions including, among other things: (i) availability of certain public information about the Company and (ii) the resale occurring following the required holding period under Rule 144 after the Purchaser has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

                (f) Purchaser further understands that at the time Purchaser wishes to sell the Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the Stock under Rule 144 even if the minimum holding period requirement had been satisfied.

                (g) Purchaser is a "QUALIFIED INSTITUTIONAL BUYER" as that term is defined in Rule 144A under the Act.

        6. COMPANY REPRESENTATIONS. The Company hereby represents and warrants to the Purchaser as follows:

                (a) The Company has all requisite corporate power and authority to execute and deliver this Agreement, to issue and sell the Stock and the Option Stock, and to carry out the provisions of this Agreement.

                (b) All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Stock and Option Stock has been taken or will be taken prior to the Closing. Upon its execution and delivery, this Agreement will be a valid and binding obligation of the Company, enforceable in accordance with its terms.

                (c) When issued in compliance with the provisions of this Agreement, the Stock and the Option Stock will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Stock and the Option Stock may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

        7. CONDITIONS TO PURCHASER'S OBLIGATIONS AT THE CLOSING. Purchaser's obligations to purchase the Stock at the Closing (or the Option Stock at any subsequent closing) are subject to the satisfaction, or at prior to such Closing, of the following conditions:


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                (a) REPRESENTATIONS AND WARRANTS TRUE; PERFORMANCE OF
OBLIGATIONS. The representations and warranties made by the Company in Section 6 hereof shall be true and correct in all material respects as of the Closing (or any subsequent closing as the case may be) with the same force and effect as if they had been made as of the Closing, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

                (b) LEGAL INVESTMENT. As of the Closing, the sale and issuance of the Stock (or the Option Stock as the case may be) shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

                (c) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement.

                (d) EFFECTIVENESS OF REGISTRATION STATEMENT. A registration statement relating to the Initial Public Offering shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings therefor shall be pending or threatened by the Securities and Exchange Commission.

        8. CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Stock at the Closing (or the Option Stock at any subsequent closing) is subject to the satisfaction, on or prior to such Closing, of the following conditions:

                (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties in Section 5 made by Purchaser shall be true and correct in all material respects at the date of the Closing (or any subsequent closing as the case may be), with the same force and effect as if they had been made on and as of said date.

                (b) PERFORMANCE OF OBLIGATIONS. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchaser on or before the Closing.

                (c) LEGAL INVESTMENT. As of the Closing, the sale and issuance of the Stock (or the Option Stock as the case may be) shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

                (d) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement.

                (e) EFFECTIVENESS OF REGISTRATION STATEMENT. A registration statement relating to the Initial Public Offering shall have become effective and no stop order suspending the effectiveness thereof shall have been issued and no proceedings therefor shall be pending or threatened by the Securities and Exchange Commission.

        9. MISCELLANEOUS.

                (a) TERMINATION. This Agreement shall terminate in its entirety and shall be of no further force and effect in the event that a registration statement relating to the Initial Public Offering shall not have been declared effective and the sale contemplated by Section 1 hereof completed on or prior to December 31, 1999.


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                (b) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or sent by telegram or fax or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at his address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

                (c) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser, Purchaser's successors and assigns.

                (d) ATTORNEYS' FEES, SPECIFIC PERFORMANCE. Purchaser shall reimburse the Company for all costs incurred by the Company in enforcing the performance of, or protecting its rights under, any part of this Agreement, including reasonable costs of investigation and attorneys' fees.

                (e) GOVERNING LAW; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company's principal place of business.

                (f) FURTHER EXECUTION. The parties agrees to take all such further action(s) as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

                (g) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

                (h) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.


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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       WOMEN.COM NETWORKS, INC.

                                       By:
                                          --------------------------------------
                                          Chief Executive Officer

                                       Address: 1820 Gateway Drive
                                                San Mateo, CA  94404



                                       PURCHASER:

                                       HEARST COMMUNICATIONS, INC.

                                       By:
                                          --------------------------------------

                                       Title:
                                             -----------------------------------

                                       Address: 959 Eighth Avenue
                                                New York, NY 10019


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